Offerings - Offering: 1	Jan. 07, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 1,231,485,669.20
Fee Rate	0.01381%
Amount of Registration Fee	$ 170,068.17
Offering Note	(1) Calculated as the aggregate maximum net asset value of 12,745,660 units of TCW Direct Lending VIII LLC that may be exchanged, based upon the net asset value per unit as of September 30, 2025 of $96.62. (2) Calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026.